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                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 29, 2000, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Administrative Agent (the "Administrative Agent") and THE CHASE MANHATTAN BANK, as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of September 17, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as herein provided; and

          WHEREAS, the Lenders have agreed to the amendments to the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Schedule 1.1(e) of the Credit Agreement is hereby amended by appending Exhibit A hereto.

          2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

               "Second Amendment Effective Date" means the Second Amendment Effective Date under and as defined in the Second Amendment, dated as of December 29, 2000, to this Agreement.

          3. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Fee Letter" appearing therein and inserting the following new definition in lieu thereof:

          "Fee Letter" means (i) the letter, dated August 27, 1999, addressed to the Borrower by Credit Lyonnais, Chase and Chase Securities Inc., as amended from time to time by the written agreement of the Borrower, Credit Lyonnais, Chase and Chase Securities Inc. and (ii) the Refinancing Fee Letter, dated February 23, 1999, addressed to the Borrower by Credit Lyonnais, Chase and Chase Securities Inc., as amended from time to time by the written agreement of the Borrower, Credit Lyonnais, Chase and Chase Securities Inc.

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          4. Section 1.1 of the Credit Agreement is hereby further amended by replacing in its entirety subparagraph (h) from the definition of "Permitted Acquisition" with the following:

          (h) From and after the First Amendment Effective Date, the total Acquisition Consideration for all such acquisitions (other than any such acquisition which the Required Lenders exclude in writing from the application of this subparagraph (h)) shall not exceed $10,000,000.

          5. Section 7.1 of the Credit Agreement is hereby amended by:

          (i) deleting the table appearing in subsection (a) in its entirety and inserting in lieu thereof the following new table:

Date                                    Ratio
----                                    -----
March 31, 2000                          4.85
June 30, 2000                           4.75
September 30, 2000                      4.50
December 31, 2000                       4.25
March 31, 2001                          3.75
June 30, 2001                           3.50
September 30, 2001                      3.50
December 31, 2001                       3.50
March 31, 2002                          3.25
June 30, 2002 and the
last day of each fiscal
quarter thereafter                      3.25

          (ii) deleting the table appearing in subsection (b) in its entirety and inserting in lieu thereof the following new table:

Date                                   Ratio
----                                   -----
March 31, 2000                          1.65
June 30, 2000                           1.75
September 30, 2000                      2.25
December 31, 2000                       2.25
March 31, 2001                          2.25
June 30, 2001                           2.25
September 30, 2001                      2.25
December 31, 2001                       2.50
March 31, 2002 and the
last day of each fiscal
quarter thereafter                      3.00

                                        2

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          (iii) deleting the table appearing in subsection (c) in its entirety and inserting in lieu thereof the following new table:

Date                                   Ratio
----                                   -----
March 31, 2000                        no test
June 30, 2000                         no test
September 30, 2000                    no test
December 31, 2000                     no test
March 31, 2001                        no test
June 30, 2001                         no test
September 30, 2001                    no test
December 31, 2001                       1.00
March 31, 2002                          1.25
June 30, 2002                           1.25
September 30, 2002                      1.25
December 31, 2002                       1.25
March 31, 2003                          1.35
June 30, 2003                           1.35
September 30, 2003                      1.35
December 31, 2003                     no test
March 31, 2004                        no test
June 30, 2004                         no test
September 30, 2004                    no test

          (iv) deleting the table appearing in subsection (d) in its entirety and inserting in lieu thereof the following new table:

Fiscal Quarter                          Amount
--------------                          ------
March 31, 2000                       $190,000,000
June 30, 2000                        $190,000,000
September 30, 2000                   $190,000,000
December 31, 2000                    $190,000,000
March 31, 2001                       $185,000,000
June 30, 2001                        $185,000,000
September 30, 2001                   $180,000,000
December 31, 2001                    $180,000,000
March 31, 2002                       $225,000,000
June 30, 2002                        $225,000,000
September 30, 2002                   $225,000,000
December 31, 2002                    $225,000,000
March 31, 2003                       $250,000,000
June 30, 2003                        $250,000,000
September 30, 2003                   $250,000,000
December 31, 2003                    $250,000,000

                                       3

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Fiscal Quarter                          Amount
--------------                          ------
March 31, 2004                       $250,000,000
June 30, 2004                        $250,000,000
September 30, 2004                   $250,000,000


          (v) deleting the phrase "4.0% of the Borrower's consolidated total revenues (determined in accordance with GAAP) for its 1999 fiscal year" from subsection (e)(ii) and inserting "$15,000,000" in lieu thereof.

          b. The Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to this Amendment.

          7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.

          8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          10. This Amendment shall become effective as of the date hereof on the date (the "Second Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office and (ii) the Third Amendment to the Refinancing Fee Letter, dated as of December 29, 2000, shall have been signed by the parties thereto.

          11. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       4

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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                            U.S.I. HOLDINGS CORPORATION


                                            By /s/ Bernard Mizel
                                              ----------------------------------
                                               Name:  Bernard Mizel
                                               Title: Chairman & CEO


                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                            By /s/ W. Michael George
                                              ----------------------------------
                                               Name:  W. Michael George
                                               Title: Authorized Signature


                                            THE CHASE MANHATTAN BANK


                                            By /s/ Illegible
                                              ----------------------------------
                                               Name:
                                               Title:


                                            FIRSTAR BANK, N.A.


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:

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                                            LASALLE BANK N.A. F/K/A
                                            LASALLE NATIONAL BANK


                                            By /s/ George L. Kumis
                                              ----------------------------------
                                               Name:  George L. Kumis
                                               Title: Senior Vice President


                                            PILGRIM PRIME RATE TRUST


                                            By: Pilgrim Investments, Inc.
                                                as its investment manager


                                            By /s/ Michel Prince
                                              ----------------------------------
                                               Name:  MICHEL PRINCE, CFA
                                               Title: VICE PRESIDENT


                                            PILGRIM AMERICA HIGH INCOME
                                              INVESTMENTS, LTD.


                                              By: Pilgrim Investments, Inc.
                                                  as its investment manager

                                            By /s/ Michel Prince
                                              ----------------------------------
                                               Name:  MICHEL PRINCE, CFA
                                               Title: VICE PRESIDENT